--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                October 27, 2000



                              HOMESTORE.COM, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



           Delaware                             000-26659                            95-4438337
--------------------------------                ---------                            ----------
  (State or other jurisdiction                 (Commission                          (IRS Employer
       of incorporation)                       File Number)                      Identification No.)

                            225 West Hillcrest Drive
                        Thousand Oaks, California 91360

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


                                 Not Applicable
                         --------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5.  Other Events.

     On October 27, 2000, Homestore.com, Inc. ("Homestore") announced that it had entered into a definitive agreement under which Homestore will acquire Move.com, the Internet real estate portal of Cendant Corporation ("Cendant") and Welcome Wagon, Cendant's direct marketing program that introduces participating neighborhood retailers and their services to new homeowners. Under the definitive agreement, two wholly-owned subsidiaries of Homestore will each merge with and into Move.com and Welcome Wagon, with Move.com and Welcome Wagon to survive the merger and become wholly-owned subsidiaries of Homestore (the "Merger"). Homestore will issue approximately 26.3 million shares of its common stock in the Merger, including shares to be subject to assumed options. Based on Homestore's closing stock price of $28.953 on October 26, 2000, the current value of the shares issuable in the transaction is approximately $761 million.

     The transaction, which is expected to close at the end of 2000 or in the first quarter of 2001, will be structured to qualify as a tax-free reorganization and will be accounted for as a purchase for financial accounting purposes. Upon completion of the Merger, Cendant will be entitled to name one director to Homestore's board, which currently has six members and which will be increased to seven members.

     The completion of the transaction is subject to a number of conditions, including Homestore stockholder approval, regulatory approval and other customary conditions.

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

99.1 Press release issued by Homestore.com, Inc. on October 27, 2000 announcing the definitive agreement to acquire Move.com and Welcome Wagon.

99.2   Script for conference call held on October 27, 2000.


Item 9.    Regulation FD Disclosure

       The script relating to a conference call by Homestore held on October 27, 2000 is attached to this Form 8-K as Exhibit 99.2 and is hereby incorporated by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOMESTORE.COM, INC.


Date:  October 27, 2000             By:  /s/ JOHN M. GIESECKE, JR.
                                         -------------------------
                                         John M. Giesecke, Jr.
                                         Chief Financial Officer, Executive Vice
                                         President and Secretary

                                 EXHIBIT INDEX
                                 -------------


99.1 Press release issued by Homestore.com, Inc. on October 27, 2000 announcing the definitive agreement to acquire Move.com and Welcome Wagon.

99.2   Script for conference call held on October 27, 2000.

                                      -4-